                                                              CLASS B PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 3, 2004

                   AllianceBernstein Premier Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
              AllianceBernstein Worldwide Privatization Portfolio
                     AllianceBernstein Technology Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 -- ARE NOT FDIC INSURED
 -- MAY LOSE VALUE
 -- ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................   10
    Principal Risks by Portfolio............................   11
FEES AND EXPENSES OF THE PORTFOLIOS.........................   12
GLOSSARY....................................................   13
DESCRIPTION OF THE PORTFOLIOS...............................   15
    Investment Objectives and Principal Policies............   15
    Description of Additional Investment Practices..........   19
    Additional Risk Considerations..........................   27
MANAGEMENT OF THE PORTFOLIOS................................   31
PURCHASE AND SALE OF SHARES.................................   34
    How The Portfolios Value Their Shares...................   34
    How To Purchase and Sell Shares.........................   34
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   36
DISTRIBUTION ARRANGEMENTS...................................   36
FINANCIAL HIGHLIGHTS........................................   37

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 10.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                1        SINCE
                                                              YEAR     INCEPTION
                                                              -----    ---------
Portfolio...................................................  23.37%     -8.78%
Russell 1000 Growth Index...................................  29.75%     -7.73%
S&P 500 Index...............................................  28.67%     -3.18%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Indices.

                                   BAR CHART

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -16.80
01                                                                              -17.40
02                                                                              -30.80
03                                                                               23.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.73%, 4th quarter, 2001; and

    WORST QUARTER was down -18.88%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  32.18%      3.87%
Russell 1000 Value Index....................................  30.03%      1.82%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20
02                                                                              -22.30
03                                                                               32.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 17.52%, 3rd quarter, 2003; and

    WORST QUARTER was down -17.59%, 3rd quarter, 2002.

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  43.07%      -2.23%
MSCI World Index (EX-US)....................................  40.01%      -5.07%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from July 5, 2000 for the Portfolio and July 31, 2000 for the Index.

                                   BAR CHART

a                                                                                 0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -17.30
02                                                                               -4.30
03                                                                               43.10

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 20.55%, 2nd quarter, 2003; and

    WORST QUARTER was down -16.89%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  43.79%      -8.13%
Nasdaq Composite Index......................................  50.01%      -7.15%
S&P 500 Index...............................................  28.67%      -1.88%

The average annual total returns in the performance table are for periods ended December 31, 2003. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50
02                                                                              -41.80
03                                                                               43.80

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, FOREIGN SECURITIES issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                            INDUSTRY/                        INTEREST             FOCUSED    COUNTRY OR   MANAGE-
                                   MARKET    SECTOR     FOREIGN   CURRENCY     RATE     CREDIT   PORTFOLIO   GEOGRAPHIC    MENT
                                    RISK      RISK       RISK       RISK       RISK      RISK      RISK         RISK       RISK
            PORTFOLIO              ------   ---------   -------   --------   --------   ------   ---------   ----------   -------
            ---------
AllianceBernstein Premier Growth
  Portfolio......................    X                     X         X                               X                       X
AllianceBernstein Growth and
  Income Portfolio...............    X                     X         X          X         X                                  X
AllianceBernstein Worldwide
  Privatization Portfolio........    X          X          X         X          X         X          X           X           X
AllianceBernstein Technology
  Portfolio......................    X          X          X         X          X         X                                  X

                      FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractowner. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                   OPERATING EXPENSES                              EXAMPLES
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
     Management fees                                1.00%  After 1 Yr.        $  132
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  412
     Other expenses                                  .05%  After 5 Yrs.       $  713
                                                   -----
     Total Portfolio operating expenses*            1.30%  After 10 Yrs.      $1,568
                                                   =====
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
     Management fees                                 .63%  After 1 Yr.        $   93
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  290
     Other expenses                                  .03%  After 5 Yrs.       $  504
                                                   -----
     Total Portfolio operating expenses*             .91%  After 10 Yrs.      $1,120
                                                   =====
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION
  PORTFOLIO
     Management fees                                1.00%  After 1 Yr.        $  244
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  751
     Other expenses                                 1.16%  After 5 Yrs.       $1,285
                                                   -----
     Total Portfolio operating expenses*            2.41%  After 10 Yrs.      $2,746
                                                   =====
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
     Management fees                                1.00%  After 1 Yr.        $  139
     Distribution (12b-1) fees                       .25%  After 3 Yrs.       $  434
     Other expenses                                  .12%  After 5 Yrs.       $  750
                                                   -----
     Total Portfolio operating expenses*            1.37%  After 10 Yrs.      $1,646
                                                   =====


------------------------
* Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses would be as follows:


                                                              ADVISORY FEE    TOTAL PORTFOLIO
PORTFOLIO                                                     AFTER WAIVER   OPERATING EXPENSES
AllianceBernstein Premier Growth Portfolio                     0.75%            1.05%
AllianceBernstein Growth and Income Portfolio                  0.55%            0.83%
AllianceBernstein Worldwide Privatization Portfolio            0.75%            2.16%
AllianceBernstein Technology Portfolio                         0.75%            1.12%

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.


RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. Alliance tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact.

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Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    -   invest in non-dividend paying stocks;

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

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ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into the purchase or sale of FUTURES CONTRACTS on fixed-income securities or foreign currencies, or FUTURES CONTRACTS based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write OPTIONS ON FUTURES CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


The Portfolio's investment objective is growth of capital, and it invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will invest substantially all its assets invested in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.


The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   enter into swap transactions;

    -   invest up to 10% of its total assets in WARRANTS;

    -   invest in SYNTHETIC FOREIGN EQUITY SECURITIES;

    - invest in DEPOSITARY RECEIPTS or other derivative instruments representing securities of companies based in countries other than the U.S.;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.


Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.



Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.


While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.


Synthetic Foreign Equity Securities. Certain of the Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which a Portfolio enters into repurchase agreements.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.



There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.



VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.



A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.



Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100%, in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

UNRATED SECURITIES. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2003, totaling approximately $475 billion (of which approximately $165 billion represented the assets of investment companies). As of December 31, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 42 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services for the fiscal year ended December 31, 2003, the Portfolios paid Alliance as a percentage of average net assets:


                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
AllianceBernstein Premier Growth Portfolio..................      1.00%
AllianceBernstein Growth and Income Portfolio...............       .63%
AllianceBernstein Worldwide Privatization Portfolio.........      1.00%
AllianceBernstein Technology Portfolio......................      1.00%


PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.


                                                                           PRINCIPAL OCCUPATION DURING
        PORTFOLIO                EMPLOYEE; TIME PERIOD; TITLE                  THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
AllianceBernstein Premier    Thomas G. Kamp; since 2003; Senior                         *
  Growth Portfolio           Vice President of ACMC
AllianceBernstein Growth     Frank Caruso; since 2001; Senior Vice                      *
  and Income Portfolio       President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
AllianceBernstein            Edward Baker III; since 2002; Senior                       *
  Worldwide Privatization    Vice President of ACMC
  Portfolio
                             Michael Levy; since 2003; Vice                             *
                             President of ACMC -- Special Equity
                             Portfolios
AllianceBernstein            Janet Walsh; since 2003; Senior Vice                       *
  Technology Portfolio       President of ACMC


------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

LEGAL PROCEEDINGS

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

    (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
         (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing each of the Portfolios. Please see "Annual Portfolio Operating Expenses and Examples" and related footnotes in "Fees and Expenses of the Portfolios" for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

A special committee of Alliance's Board of Directors, comprised of the members of the Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. V. AllianceBernstein Growth and Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of

Alliance investment advisory contracts, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Portfolio does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order placed by an Insurer for any reason.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the Portfolios should be made for long term investment purposes only. The Fund, as a matter of policy, seeks to prevent excessive purchases and sales or exchanges of shares of the Portfolios. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts as described below. The Fund, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

- TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures with respect to purchase, sale and exchange activity in shares of the Portfolios. These surveillance procedures involve scrutinizing individual Insurers' omnibus transaction activity in shares of the Portfolios in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute market timing or short duration trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short duration trading activity attributable to one or more Contractholders.

- ACCOUNT BLOCKING PROCEDURES. When a particular transaction or pattern of transactions identified by the surveillance procedures described above is determined by the Fund, ABIRM or AGIS, in its sole discretion, to be excessive or short duration trading in nature, the relevant Insurers' omnibus account(s) in respect of shares of the relevant Portfolio(s) will be promptly "blocked" with respect to any future purchase or exchange activity, except to the extent the Fund, ABIRM or AGIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its market timing policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of shares of a Portfolio back to the Fund will continue to be permitted in accordance with the terms of the Portfolio's prospectus. Insurers' omnibus accounts that are so blocked will generally remain blocked unless and until an Insurer provides evidence or assurance acceptable to the Fund, ABIRM or AGIS that one or more Contractholders did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING
PRACTICES. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABIRM or AGIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABIRM and AGIS may not be able to detect excessive or short duration trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short duration trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABIRM and AGIS consider the information actually available to them at the time.

Contractholders should be aware that, even if the Fund, ABIRM or AGIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short duration trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABIRM or AGIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short duration trading.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the Fund, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular Contractholders in all circumstances. Excessive purchases and sales or exchanges of shares of Portfolios may adversely affect a Portfolio's performance and the interests of those Contractholders pursuing a long-term investment strategy. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to the Insurers in connection with Contractholders' transaction activity under the contracts. Also, excessive purchases and sales or exchanges of shares of a Portfolio may force a particular Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Portfolio's shares may force a particular Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive purchase and sale or exchange activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity attributable to one or more Contractholders, it may incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Investments in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a Contractholder engaging in a short duration strategy to exploit a particular Portfolio's share prices that are based on closing prices of foreign securities established some time before the Fund, or its agents, calculates the share price of the relevant Portfolio. In addition, a Contractholder engaging in a short duration strategy may target a Portfolio that does not invest primarily in foreign securities. For example, investments in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a Contractholder's short duration trading strategy.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. If, pursuant to the transaction surveillance and account blocking procedures described above, the Fund or its agents, ABIRM or AGIS, in its sole discretion, blocks a particular Insurer's omnibus account with the Fund in respect of one or more Portfolios, Contractholders seeking to engage in purchase or exchange activity in shares of the affected Portfolio(s) will be prevented from doing so. Further, as a result of any account block, a Contractholder will be prevented from engaging in purchase and exchange activity that otherwise may be permitted pursuant to a particular contract regardless of whether the Contractholder has actually engaged in the market timing or short duration trading activity resulting in such account block. As described above, sales of shares of a Portfolio back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Portfolio's prospectus. However, it could be disadvantageous for a Contractholder to redeem a Portfolio's shares if the shares have declined in value. A Contractholder who does not wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the period of each of the Portfolio's operations for Class B shares. Certain information reflects the financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                   ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

                                                                                        JULY 14,
                                           YEAR ENDED DECEMBER 31,                     1999(A) TO
                              --------------------------------------------------      DECEMBER 31,
                                2003          2002          2001          2000            1999
                              --------      --------      --------      --------      ------------
Net asset value, beginning
  of period.................  $  17.29      $  25.00      $  31.93      $  40.40        $ 35.72
                              --------      --------      --------      --------        -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)......      (.09)(c)      (.13)         (.12)         (.18)          (.07)
Net realized and unrealized
  gain (loss) on investment
  transactions..............      4.13         (7.58)        (5.29)        (6.18)          4.75
                              --------      --------      --------      --------        -------
Net increase (decrease) in
  net asset value from
  operations................      4.04         (7.71)        (5.41)        (6.36)          4.68
                              --------      --------      --------      --------        -------
LESS: DISTRIBUTIONS
Distributions from net
  realized gain on
  investment transactions...       -0-           -0-         (1.38)        (2.11)           -0-
Distributions in excess of
  net realized gain on
  investment transactions...       -0-           -0-          (.14)          -0-            -0-
                              --------      --------      --------      --------        -------
Total distributions.........       -0-           -0-         (1.52)        (2.11)           -0-
                              --------      --------      --------      --------        -------
Net asset value, end of
  period....................  $  21.33      $  17.29      $  25.00      $  31.93        $ 40.40
                              ========      ========      ========      ========        =======
TOTAL RETURN
Total investment return
  based on net asset
  value(d)..................     23.37%       (30.84)%      (17.40)%      (16.78)%        13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)...........  $693,764      $493,937      $572,266      $336,104        $27,124
Ratio to average net assets
  of:
    Expenses, net of waivers
       and reimbursements...      1.29%         1.31%         1.29%         1.30%          1.29%(e)
    Expenses, before waivers
       and reimbursements...      1.30%         1.31%         1.29%         1.30%          1.29%(e)
    Net investment loss.....      (.49)%(c)     (.64)%        (.47)%        (.51)%         (.53)%(e)
Portfolio turnover rate.....        79%          109%           49%           41%            26%

------------

See footnotes on page 40.

                 ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO


                                                                                                 JUNE 1,
                                                          YEAR ENDED DECEMBER 31,               1999(A) TO
                                               ---------------------------------------------   DECEMBER 31,
                                                  2003         2002        2001       2000         1999
                                               ----------   ----------   --------   --------   ------------
Net asset value, beginning of period.........  $    16.49   $    22.03   $  23.06   $  21.76      $21.37
                                               ----------   ----------   --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b).....................         .18          .17        .16        .18         .07
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions...............................        5.11        (4.98)      (.05)      2.73         .32
                                               ----------   ----------   --------   --------      ------
Net increase (decrease) in net asset value
  from operations............................        5.29        (4.81)       .11       2.91         .39
                                               ----------   ----------   --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.........        (.16)        (.10)      (.13)      (.14)        -0-
Distributions from net realized gain on
  investment transactions....................         -0-         (.63)     (1.01)     (1.47)        -0-
                                               ----------   ----------   --------   --------      ------
Total dividends and distributions............        (.16)        (.73)     (1.14)     (1.61)        -0-
                                               ----------   ----------   --------   --------      ------
Net asset value, end of period...............  $    21.62   $    16.49   $  22.03   $  23.06      $21.76
                                               ==========   ==========   ========   ========      ======
TOTAL RETURN
Total investment return based on net asset
  value(d)...................................       32.18%      (22.26)%     0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....  $1,671,671   $1,067,952   $889,394   $151,739      $7,993
Ratio to average net assets of:
    Expenses.................................         .91%         .93%       .92%       .95%        .97%(e)
    Net investment income....................         .99%         .91%       .75%       .85%        .55%(e)
Portfolio turnover rate......................          57%          69%        80%        74%         46%

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                                            JULY 5,
                                                           YEAR ENDED DECEMBER 31,         2000(A) TO
                                                        -----------------------------     DECEMBER 31,
                                                         2003       2002       2001           2000
                                                        ------     ------     -------     ------------
Net asset value, beginning of period..................  $11.47     $12.17     $ 15.62       $ 19.09
                                                        ------     ------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b).......................     .02        .03(c)      .10(c)       (.04)(c)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions...................    4.88       (.53)      (2.71)        (3.43)
                                                        ------     ------     -------       -------
Net increase (decrease) in net asset value from
  operations..........................................    4.90       (.50)      (2.61)        (3.47)
                                                        ------     ------     -------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..................    (.13)      (.20)       (.03)          -0-
Distributions from net realized gain on investment
  transactions........................................     -0-        -0-        (.81)          -0-
                                                        ------     ------     -------       -------
Total dividends and distributions.....................    (.13)      (.20)       (.84)          -0-
                                                        ------     ------     -------       -------
Net asset value, end of period........................  $16.24     $11.47     $ 12.17       $ 15.62
                                                        ======     ======     =======       =======
TOTAL RETURN
Total investment return based on net asset value(d)...   43.07%     (4.26)%    (17.28)%      (18.43)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............  $7,376     $3,609     $ 1,092       $   238
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.......    2.41%      1.79%       1.19%         1.20%(e)
    Expenses, before waivers and reimbursements.......    2.41%      2.23%       1.93%         1.80%(e)
    Net investment income (loss)......................     .13%       .28%(c)     .80%(c)      (.26)%(c)(e)
Portfolio turnover rate...............................      44%        46%         35%           65%

------------
See footnotes on page 40.

                     ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO


                                                                                        SEPTEMBER 22,
                                                   YEAR ENDED DECEMBER 31,               1999(A) TO
                                         -------------------------------------------    DECEMBER 31,
                                           2003       2002        2001        2000          1999
                                         --------    -------    --------    --------    -------------
Net asset value, beginning of period...  $   9.98    $ 17.15    $  24.90    $  33.61      $  23.59
                                         --------    -------    --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b).................      (.14)      (.16)       (.17)       (.21)(c)       (.05)(c)
Net realized and unrealized gain (loss)
  on investment transactions...........      4.51      (7.01)      (5.91)      (6.38)        10.07
                                         --------    -------    --------    --------      --------
Net increase (decrease) in net asset
  value from operations................      4.37      (7.17)      (6.08)      (6.59)        10.02
                                         --------    -------    --------    --------      --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions..............       -0-        -0-        (.11)      (2.12)          -0-
Distributions in excess of net realized
  gain on investment transactions......       -0-        -0-       (1.56)        -0-           -0-
                                         --------    -------    --------    --------      --------
Total distributions....................       -0-        -0-       (1.67)      (2.12)          -0-
                                         --------    -------    --------    --------      --------
Net asset value, end of period.........  $  14.35    $  9.98    $  17.15    $  24.90      $  33.61
                                         ========    =======    ========    ========      ========
TOTAL RETURN
Total investment return based on net
  asset value(d).......................     43.79%    (41.81)%    (25.45)%    (21.68)%       42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).............................  $187,319    $99,528    $179,076    $178,768      $ 10,350
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements...................      1.37%      1.46%       1.33%       1.31%         1.20%(e)
    Expenses, before waivers and
      reimbursements...................      1.37%      1.46%       1.33%       1.33%         1.52%(e)
    Net investment loss................     (1.11)%    (1.27)%      (.92)%      (.66)%(c)       (.64)%(c)(e)
Portfolio turnover rate................        90%        68%         40%         61%           64%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 786003
                                San Antonio, TX 78278-6003

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

File No: 811-05398

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